UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

Plains GP Holdings, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-36132	90-1005472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 713-646-4100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares	PAGP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2026, Plains All American Pipeline, L.P. (“PAA”) and Plains GP Holdings, L.P. (“PAGP” or the “Registrant”) announced the appointment, effective October 2, 2026, of Dean Liollio as Executive Vice President and Chief Operating Officer (“EVP and COO”) of Plains All American GP LLC, the general partner of PAA, and PAA GP Holdings LLC, the general partner of PAGP. Chris Chandler, who previously served as EVP and COO of PAA and PAGP, provided notice on September 25, 2026 that he will resign from the company effective October 2, 2026. Mr. Chandler is resigning to pursue other interests and not due to any disagreement relating to the company’s operations, policies or practices.

Mr. Liollio, age 67, served as Senior Vice President, Special Projects, of Plains from June 2024 until his appointment as EVP and COO in October 2026. He previously served as President of Plains Midstream Canada from 2020 until 2024, as President of PAA Natural Gas Storage from 2008 until 2020 and as President of Plains Gas Solutions from 2016 until 2020. Prior to joining Plains in 2008, Mr. Liollio held a number of executive roles including serving as President, Chief Executive Officer and Director of EnergySouth, Inc. and as President and Chief Operating Officer of Centerpoint's natural gas distribution operations across a five-state area including Houston. Mr. Liollio holds a Bachelor of Science degree in Industrial Engineering from Texas A&M University.

As EVP and COO, Mr. Liollio will receive an annual base salary of $625,000. His annual bonus target (expressed as a percentage of base salary) will be 150% and he will receive a time-based promotional LTIP grant for 150,000 phantom units vesting in August 2029. Information regarding our executive compensation program is included in our annual proxy statement.

There is no family relationship between Mr. Liollio and any executive officer or director of Plains and there are no understandings or arrangements between Mr. Liollio and any other person pursuant to which Mr. Liollio was appointed as EVP and COO.

Item 7.01.	Regulation FD Disclosure.

On September 29, 2026, Plains issued a press release announcing these events. A copy of the news release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 29, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS GP HOLDINGS, L.P.

Date: September 29, 2026	By:	PAA GP Holdings LLC, its general partner

	By:	/s/ Richard McGee
	Name:	Richard McGee
	Title:	Executive Vice President, General Counsel and Secretary

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